SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 14, 2009

AmeriCredit Automobile Receivables Trust 2009-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-146701-04	27-6093951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2009-1 (the “Issuing Entity”), to issue $236,000,000 Class A-1 0.8375% Asset Backed Notes, $166,000,000 Class A-2 2.26% Asset Backed Notes, $164,560,000 Class A-3 3.04% Asset Backed Notes, $66,200,000 Class B 3.04% Asset Backed Notes and $92,240,000 14.55% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on July 14, 2009 (the “Closing Date”). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of June 18, 2009, as amended and restated as of June 30, 2009 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of June 30, 2009 (the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Notes were sold to Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., RBS Securities Inc. and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of July 7, 2009 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub, Credit Suisse Securities (USA) LLC, as a representative of the Underwriters and Deutsche Bank Securities Inc., as a representative of the Underwriters (the “Representatives”).

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of June 30, 2009 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of June 30, 2009 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.3, dated as of June 30, 2009 (the “Custodian Agreement”), among AmeriCredit and Wells Fargo. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) has agreed to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.9, dated as of June 30, 2009 (the “Lockbox Account Agreement”), among Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) has agreed to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.10, dated June 30, 2009 (the “Lockbox Processing Agreement”), among Wells Fargo, as Trustee, AmeriCredit and Regulus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of July 7, 2009, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on July 9, 2009, in connection with Registration Statement No. 333-146701, which is incorporated by reference herein).

4.1 Indenture, dated as of June 30, 2009, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of June 30, 2009, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of June 30, 2009, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

5.1 Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on July 14, 2009, in connection with Registration Statement Nos. 333-146701 and 333-146701-04, which is incorporated by reference herein).

8.1 Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on July 14, 2009, in connection with Registration Statement Nos. 333-146701 and 333-146701-04, which is incorporated by reference herein).

10.1 Purchase Agreement, dated as of June 30, 2009, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.3 Custodian Agreement, dated as of June 30, 2009, between AmeriCredit, as Custodian and Wells Fargo.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.9 Lockbox Account Agreement, dated as of June 30, 2009, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.10 Lockbox Processing Agreement, dated June 30, 2009, among AmeriCredit, Wells Fargo, as Trustee and Regulus Group II LLC, as Processor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2009-1

By:	AmeriCredit Financial Services, Inc., as Servicer

	By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: July 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 7, 2009, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, Credit Suisse Securities (USA) LLC, as a representative and Deutsche Bank Securities, Inc. as a Representative of the Underwriters (the “Representative”) (see Exhibit 1.1 to Form 8-K filed on July 9, 2009, in connection with Registration Statement No. 333-146701, which is incorporated by reference herein).

4.1	Indenture, dated as of June 30, 2009, between AmeriCredit Automobile Receivables Trust 2009-1, as Issuing Entity, and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of June 30, 2009, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of June 30, 2009, among AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

5.1	Opinion of Dewey & LeBoeuf LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on July 14, 2009, in connection with Registration Statement Nos. 333-146701 and 333-146701-04, which is incorporated by reference herein).

8.1	Opinion of Dewey & LeBoeuf LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on July 14, 2009, in connection with Registration Statement Nos. 333-146701 and 333-146701-04, which is incorporated by reference herein).

10.1	Purchase Agreement, dated as of June 30, 2009, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.3	Custodian Agreement, dated as of June 30, 2009, between AmeriCredit Financial Services, Inc., as Custodian, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

10.9	Lockbox Account Agreement, dated as of June 30, 2009, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.10	Lockbox Processing Agreement, dated as of June 30, 2009, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and Regulus Group II LLC, as Processor.